EXHIBIT 2.1

NUMBER                              VOCALTEC                              SHARES
A10079
                          VOCALTEC COMMUNICATIONS LTD.
               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

                                                              CUSIP M97601 11 2
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

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THIS CERTIFIES THAT








IS THE OWNER OF
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      FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, PAR VALUE NEW ISRAELI
                              SHEKEL 0.13 EACH, OF

                          VOCALTEC COMMUNICATIONS LTD.

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association of the Corporation and amendments thereto, to all of which the holder by the acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                 Chairman of the Board of Directors      Chief Executive Officer
                                                               and Director

Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
BY        (NEW YORK, N.Y.)       TRANSFER AGENT AND REGISTRAR


                                          AUTHORIZED SIGNATURE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common    UNIF GIFT MIN ACT -   _____ Custodian _____
                                                          (Cust)         (Minor)
TEN ENT   - as tenants by the                             Under Uniform Gifts
            entireties                                    to Minors Act _______.
JT TEN    - as joint tenants                                            (State)
            with right of
            survivorship and not
            as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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please print or typewrite name and address including postal zip code of assignee

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Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________

________________________________________________________________________________

Attorney to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitition in the premises.

Dated _____________________________
                                                 _______________________________


Signature(s) Guaranteed:


__________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration of enlargement or any change whatever